UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2017 (May 3, 2017)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	1-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5

Corporate Governance and Management

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 4, 2017, Eversource Energy (the “Company”) filed an amendment to its Declaration of Trust (the “Amendment”) with the Secretary of the Commonwealth of Massachusetts to restate Article 4 in its entirety to add a proxy access provision.

As disclosed in Item 5.07 of this report, on May 3, 2017, the shareholders of the Company, by an affirmative vote of at least two-thirds of all common shares outstanding and entitled to vote on the matter, approved the proposal authorizing the Company to amend its Declaration of Trust to add the proxy access provision.

The Amendment is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07

Submission of Matters to a Vote of Security Holders.

(a)

On May 3, 2017, the Company held its Annual Meeting of Shareholders.

(b)

Shareholders voted on the proposals set forth below.  For more information on the following proposals, see the Company’s proxy statement dated March 24, 2017.  On March 6, 2017, the record date for the Annual Meeting, there were 316,885,808 common shares outstanding and entitled to vote.  At the Annual Meeting, 280,401,522 common shares were represented, in person or by proxy, constituting a quorum.

(1)        Election of Trustees.  The shareholders elected each of the 12 nominees to the Board of Trustees for a one-year term by a majority of the outstanding common shares:

Trustee	For	Against	Abstained	Broker Non-Votes
John S. Clarkeson	224,406,805	18,759,079	1,208,470	36,025,858
Cotton M. Cleveland	239,140,570	4,076,180	1,157,720	36,025,858
Sanford Cloud, Jr.	219,744,707	23,421,743	1,209,213	36,025,858
James S. DiStasio	224,809,619	18,420,461	1,144,273	36,025,858
Francis A. Doyle	240,471,263	2,511,229	1,393,157	36,025,858
Charles K. Gifford	220,462,501	22,697,292	1,215,870	36,025,858
James J. Judge	241,267,528	1,965,066	1,141,760	36,025,858
Paul A. La Camera	240,416,519	2,798,608	1,160,523	36,025,858
Kenneth R. Leibler	236,653,867	6,548,311	1,173,485	36,025,858
William C. Van Faasen	224,523,660	18,735,998	1,114,695	36,025,858
Frederica M. Williams	241,188,878	2,106,806	1,079,479	36,025,858
Dennis R. Wraase	224,639,959	18,572,773	1,162,917	36,025,858

(2)

The shareholders approved the proposal to amend our Declaration of Trust to include a proxy access provision:

For	Against	Abstained	Broker Non-Votes
237,867,184	4,515,781	1,988,746	36,025,858

(3)

The shareholders approved, on an advisory basis, the compensation of the Company’s 2016 Named Executive Officers:

For	Against	Abstained	Broker Non-Votes
216,405,108	25,510,514	2,457,939	36,025,858

(4)

The shareholders voted for “1 year” on an advisory resolution on the frequency of shareholder votes on executive compensation:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
215,248,345	1,816,941	25,095,238	2,205,925	36,025,858

(5)

The shareholders re-approved the material terms of the performance goals under the 2009 Eversource Incentive Plan as required by Section 162(m) of the Internal Revenue Code:

For	Against	Abstained	Broker Non-Votes
231,664,259	10,901,491	1,808,375	36,025,858

(6)

The shareholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm for 2017:

For	Against	Abstained	Broker Non-Votes
269,880,329	9,064,571	1,453,553	0

(d)

As indicated in (b)(4) of this Item, shareholders holding a majority of the shares voting on the proposal voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year.  In line with this recommendation by our shareholders, the Board of Trustees has decided that it will continue to include an advisory shareholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2023.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 3.1	Amendment to Declaration of Trust

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY

(Registrant)

May 3, 2017

By:

/S/ GREGORY B. BUTLER

Gregory B. Butler

Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	Amendment to Declaration of Trust